UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 28, 2014

Abercrombie & Fitch Co.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12107	31-1469076
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6301 Fitch Path, New Albany, Ohio	43054
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (614) 283-6500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 28, 2014, directors Lauren J. Brisky, Kevin S. Huvane, John W. Kessler and Elizabeth M. Lee indicated that they will not stand for re-election to the Board of Directors (the “Board”) of Abercrombie & Fitch Co. (the “Company”) at the 2014 annual meeting of stockholders (the “2014 Annual Meeting”), but will serve out their remaining terms.

Item 8.01. Other Events.

On April 30, 2014, the Company issued a press release announcing various matters concerning the Company’s slate of director candidates to be considered at the 2014 Annual Meeting, including that it had entered into an agreement (the “Agreement”) with Engaged Capital, LLC, Glenn W. Welling and various affiliated entities (together “Engaged”).

Pursuant to the Agreement, the Company will nominate four new independent director candidates for election to its Board at the 2014 Annual Meeting. Engaged has agreed to withdraw its notice of nomination of director candidates, vote its shares in support of all of the Company’s director nominees at the 2014 Annual Meeting and various other provisions, including customary standstill terms.

A copy of the press release is attached hereto as Exhibit 99.1, and a copy of the Agreement is attached hereto as Exhibit 99.2.

The foregoing description is qualified in its entirety by reference to the full text of the press release and the Agreement, which are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release issued on April 30, 2014

99.2	Settlement Agreement, dated as of April 30, 2014, by and among Abercrombie & Fitch Co. and Engaged Capital Master Feeder I, LP, Engaged Capital Master Feeder II, LP, Pulse LP, Engaged Capital I, LP, Engaged Capital I Offshore, Ltd., Engaged Capital II, LP, Pulse Ltd., Engaged Capital, LLC, Engaged Capital Holdings, LLC and Glenn W. Welling

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABERCROMBIE & FITCH CO.

By:	/s/ Robert E. Bostrom
Robert E. Bostrom Senior Vice President, General Counsel and Corporate Secretary

Date: April 30, 2014

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, issued on April 30, 2014

99.2	Settlement Agreement, dated as of April 30, 2014, by and among Abercrombie & Fitch Co. and Engaged Capital Master Feeder I, LP, Engaged Capital Master Feeder II, LP, Pulse LP, Engaged Capital I, LP, Engaged Capital I Offshore, Ltd., Engaged Capital II, LP, Pulse Ltd., Engaged Capital, LLC, Engaged Capital Holdings, LLC and Glenn W. Welling